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                                                                    EXHIBIT 23.1

                   Consent of KPMG LLP, Independent Auditors

The Board of Directors
Hyseq, Inc.



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                  /s/ KMPG LLP


San Francisco, California
October 5, 2001